SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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☐        Soliciting Material under § 240.14a-12
BELLICUM PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)
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(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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BELLICUM PHARMACEUTICALS, INC.
3730 Kirby Drive, Ste. 1200
Houston, TX 77098
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on December 5, 2022
Dear Stockholder:
You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Bellicum Pharmaceuticals, Inc., a Delaware corporation (the “Company”). The Special Meeting will be held in a virtual meeting format only, via live webcast on the Internet, with no physical in-person meeting. You will be able to attend the Special Meeting online by visiting www.virtualshareholdermeeting.com/BLCM2022SM, where you will be able to listen to the meeting live, submit questions and vote. You will not be able to attend the Special Meeting in person. We urge you to vote your shares prior to the Special Meeting.
The meeting will be held on December 5, 2022 at 1:00 p.m., Pacific Time, for the following purposes:
    1.    To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of common stock from 80,000,000 to 160,000,000. We refer to this proposal as the “Increase in Authorized Shares of Common Stock Proposal” or “Proposal 1.”
    2.     To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1. We refer to this as the “Adjournment Proposal” or “Proposal 2.”
These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Special Meeting is October 11, 2022. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on December 5, 2022 at 1:00 p.m., Pacific Time via live webcast at www.virtualshareholdermeeting.com/BLCM2022SM.
The proxy statement is available at www.proxyvote.com.

By Order of the Board of Directors
______________________________
Richard A. Fair
President and Chief Executive Officer

Houston, Texas
October , 2022

You are cordially invited to attend the virtual Special Meeting. Whether or not you expect to attend the Special Meeting, PLEASE VOTE YOUR SHARES. As an alternative to voting online at the Special Meeting, you may vote via the internet, by telephone or, if you receive a paper proxy card, by mailing your completed and signed proxy card. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card.

Even if you have voted by proxy, you may still vote online during the meeting. To vote during the meeting, you will need the control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

BELLICUM PHARMACEUTICALS, INC.

3730 Kirby Drive, Ste. 1200
Houston, TX 77098
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To Be Held On December 5, 2022
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board”) of Bellicum Pharmaceuticals, Inc. (sometimes referred to as the “Company,” or “Bellicum,” “we,” “our” or “us”) is soliciting your proxy to vote at a Special Meeting of Stockholders (the “Special Meeting”), to be held virtually, via live webcast at www.virtualshareholdermeeting.com/BLCM2022 SM, on Monday, December 5, 2022, at 1:00 p.m. Pacific Time, and any adjournments or postponements thereof. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. All holders of shares of our common stock entitled to attend the meeting will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.
Only stockholders of record at the close of business on October 11, 2022 will be entitled to vote at the Special Meeting. A list of stockholders entitled to vote at the Special Meeting will be available for examination by stockholders for any purpose germane to the Special Meeting for ten days before the Special Meeting during normal business hours at our address above. In addition, the list will be available on the virtual meeting website during the meeting for inspection by stockholders.
We intend to mail the Notice on or about October 24, 2022 to all stockholders of record entitled to vote at the Special Meeting.
Where and when is the Special Meeting?
The Special Meeting will be held via a live audio webcast on Monday, December 5, 2022, at 1:00 p.m. Pacific Time, with no physical in-person meeting. The Special Meeting can be accessed by visiting www.virtualshareholdermeeting.com/BLCM2022SM, where you will be able to listen to the meeting live, submit questions and vote online.
What do I need in order to be able to participate in the Special Meeting online?
You may attend and vote at the Special Meeting by logging in to www.virtualshareholdermeeting.com/BLCM2022SM and following the instructions provided. Stockholders may submit questions no earlier than 15 minutes prior to the beginning of the webcast for the Special Meeting by logging in to www.virtualshareholdermeeting.com/BLCM2022SM and entering the control number included on the Notice or proxy card. If you do not have your control number, you will be able to listen to the meeting only and you will not be able to vote or submit questions during the meeting. During the meeting, we will answer any appropriate questions as time permits. We do not intend to post questions received during the Special Meeting on our website.
We recommend that you access the meeting before the start time. Please allow ample time for online check-in, which will begin at 12:45 p.m. Pacific time.
We encourage all stockholders to vote their shares prior to the Special Meeting. Even if you plan to attend the Special Meeting, we recommend that you vote your shares in advance using one of the methods described below under “How do I vote?” to ensure that your vote will be counted in the event that you later decide not to attend the Special Meeting.
What if during the Special Meeting I have technical difficulties or trouble accessing the live webcast of the Special Meeting?
On the day of the Special Meeting, if you encounter any difficulties accessing the live webcast of the Special Meeting or during the Special Meeting, please call the technical support number that will be posted on the log-in page for the Special Meeting for assistance.
Who can vote at the special meeting?
Only common stockholders of record at the close of business on October 11, 2022 will be entitled to vote at the Special Meeting. On this record date, there were 8,612,941 shares of our common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on October 11, 2022, your shares were registered directly in your name with Bellicum’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online during the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, we urge you to vote by proxy to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Dealer or Other Agent
If, on October 11, 2022, your shares were not held in your name, but rather in an account at a broker, bank, dealer or other agent, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank, dealer or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting virtually. However, since you are not the stockholder of record, you may not be able to vote your shares online during the Special Meeting unless you request and obtain a valid proxy issued in your name from your broker, bank, dealer or other agent.
What am I voting on?
There are two proposals being presented for stockholder vote:
1.To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of common stock from 80,000,000 to 160,000,000; and

2.To adjourn the Special Meeting to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal.
What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy statement accompanying the Notice to vote on those matters in accordance with their best judgment.
How do I vote?

For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote during the Special Meeting, by proxy over the telephone, by proxy through the internet or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote online during the Special Meeting even if you have already voted by proxy.
    •    VOTE DURING MEETING: To vote online during the Special Meeting, follow the provided instructions to join the Special Meeting at www.virtualshareholdermeeting.com/BLCM2022SM, starting at 1:00 p.m. Pacific Time on Monday, December 5, 2022
    •    VOTE BY PHONE: To vote over the telephone, dial toll-free 1-800-690-6903, using any touch-tone telephone and follow the recorded instructions. You will be asked to provide the control number from the Notice or proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on December 4, 2022 to be counted.
    •    VOTE BY INTERNET: To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the Notice or proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on December 4, 2022, to be counted.
    •    VOTE BY PROXY CARD: To vote using a proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.
Beneficial Owner: Shares Registered in the Name of Broker, Bank, Dealer or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other agent, you should have received a Notice or voting instruction form containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice or voting instruction form to ensure that your vote is counted. To vote during the Special Meeting, you must obtain a valid proxy from your broker, bank, dealer or other agent, or contact that organization to request a proxy form. Follow the instructions from your broker, bank, dealer or other agent included with these proxy materials, or contact them to request a proxy form.
We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of our common stock you own as of the close of business on October 11, 2022.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing a proxy card, by telephone, through the internet during the Special Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker, Bank, Dealer or Other Agent
If you are a beneficial owner and do not instruct your broker, bank, dealer or other agent how to vote your shares, the question of whether they will still be able to vote your shares of our common stock depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules of the NYSE applicable to brokers and nominees, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. The NYSE has informed us that each proposal should be considered a “routine” matter, and accordingly, we believe that your broker or nominee will be permitted vote your shares on Proposals 1 and 2. However, this remains subject to the final determination from the NYSE regarding which of the proposals are “routine” or “non-routine.”
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares of our common stock will be voted, as applicable, “For” the Increase in Authorized Shares of Common Stock Proposal and “For” the Adjournment Proposal. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and information support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $41,500 in total.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares of our common stock may be registered in more than one name or in different accounts. Please follow the voting instructions on all Notices to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
    •        You may submit another properly completed proxy card with a later date.
    •        You may grant a subsequent proxy by telephone or through the internet until 11:59 p.m. Eastern Time on December 4, 2022.
    •        You may send a timely written notice that you are revoking your proxy to Bellicum Pharmaceuticals, Inc., Attn: Corporate Secretary, 3730 Kirby Drive, Suite 1200, Houston, Texas 77098.
    •        You may attend the Special Meeting virtually and vote online during the Special Meeting. Simply attending the Special Meeting will not, by itself, revoke your proxy.
Your most current internet or telephone proxy or proxy card is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker, Bank, Dealer or Other Agent
If your shares of our common stock are held by your broker, bank, dealer or other agent, you should follow the instructions provided by that organization.
How are votes counted?
Each share of our common stock you own entitles you to one vote on each matter. Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal and will have the same effect as “Against” votes. Broker non-votes will have the same effect as “Against” votes for Proposal 1 and no effect for Proposal 2.
What are “broker non-votes”?
When a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be non-routine under applicable rules, the broker or nominee cannot vote the shares on such matters. These unvoted shares are counted as “broker non-votes.” Broker non-votes will be counted towards the presence of a quorum but will not be counted towards the vote total for any proposal.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank, dealer or other agent by the deadline provided in the materials you receive from them.
How many votes are needed to approve each proposal?
Approval of the Increase in Authorized Shares of Common Stock Proposal will require the affirmative vote of the majority of outstanding shares of Common Stock. Abstentions and broker non-votes will have the same effect as “AGAINST” votes.
Approval of the Adjournment Proposal will require the affirmative vote of the majority of shares present by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions will have the same effect as “AGAINST” votes. Broker non-votes will have no effect on this proposal.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares of our common stock are present by virtual attendance at the Special Meeting or represented by proxy. On the record date, October 11, 2022, there were 8,612,941 shares of common stock outstanding and entitled to vote. Thus, the holders of 4,306,471 shares of common stock must be present by virtual attendance or represented by proxy at the meeting to have a quorum.
Your shares of our common stock will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, dealer or other agent) or if you attend the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairman of the meeting or the holders of a majority of shares of common stock represented at the Special Meeting may adjourn the Special Meeting to another date.
How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
When are stockholder proposals and director nominations due for next year’s annual meeting?
To be considered for inclusion in the Company’s proxy materials for next year’s annual meeting, your proposal must be submitted in writing by December 30, 2022, to Bellicum Pharmaceuticals, Inc., Attn: Corporate Secretary, 3730 Kirby Drive, Suite 1200, Houston, TX 77098. If you wish to submit a proposal (including a director nomination) at the annual meeting that is not to be included in the Company’s proxy materials for next year’s annual meeting, such proposal must be received no earlier than the close of business on February 15, 2023 nor later than the close of business on March 17, 2023. You are also advised to review the Company’s Bylaws, which contain additional requirements relating to advance notice of stockholder proposals and director nominations.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our Board’s nominees must provide notice that sets forth any additional information required by Rule 14a-19(b) promulgated under the Securities Exchange Act of 1934, as amended, no later than April 16, 2023.

PROPOSAL 1
APPROVAL OF THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK PROPOSAL
General
The Board has approved an amendment to our Amended and Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of common stock from 80,000,000 to 160,000,000 (the “Authorized Shares Amendment”). The Authorized Shares Amendment will not change the number of authorized shares of preferred stock, which currently consists of 10,000,000 shares of preferred stock.
The additional shares of common stock authorized for issuance by the Authorized Shares Amendment would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the common stock presently issued and outstanding. The full text of the proposed Authorized Shares Amendment is attached to this Proxy Statement as Appendix I. However, the text of the Authorized Shares Amendment is subject to revision as may be required by the Secretary of State of the State of Delaware or as the Board deems necessary and advisable to effect the Authorized Shares Amendment.
Provided our stockholders approve the Authorized Shares Amendment, the increased number of shares would be authorized for issuance, but would remain unissued until such time as the Board approves a specific issuance of shares. Other than future issuances under our equity compensation plans and pursuant to exercise of outstanding equity awards and warrants, we currently have no plans or arrangements to issue the additional authorized shares of common stock resulting from the Authorized Shares Amendment.
If the proposed Authorized Shares Amendment is approved by our stockholders, it will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware. We plan to file the Certificate of Amendment as soon as practicable after the Special Meeting. However, the Board reserves its right to elect not to proceed with and abandon the Authorized Shares Amendment if it determines, in its sole discretion at any time, that this proposal is no longer in the best interests of our stockholders.
If we fail to obtain stockholder approval of Proposal 1 at the Special Meeting, we intend to continue to seek to obtain stockholder approval at each subsequent annual meeting of stockholders and/or special meeting of stockholders until such approval has been obtained and we will incur the costs associated therewith.
Rationale for the Authorized Shares Amendment
In addition to the 8,612,941 shares of common stock outstanding on October 11, 2022, the Company has also reserved 11,955,298 shares for issuance upon the exercise of outstanding warrants, 22,218,962 shares for issuance upon the exercise of outstanding pre-funded warrants, 4,520,000 shares for issuance upon the conversion of outstanding shares of preferred stock, 225,633 shares for issuance upon the vesting of outstanding restricted stock units, 3,658,489 shares for issuance upon the exercise of outstanding stock options and 810,340 shares for issuance pursuant to the Company’s equity incentive and employee stock purchase plans. Thus, as of October 11, 2022, we had 27,998,337 unissued and unreserved authorized shares of common stock, which the Board believes is insufficient to meet our needs in connection with future financings, strategic transactions, properly incentivizing our key personnel and other corporate purposes.
Accordingly, the Board is recommending the proposed increase in the authorized number of shares of common stock to provide the Company with appropriate flexibility to issue additional shares in the future on a timely basis if such need arises. Approval of the Authorized Shares Amendment could enable the Company to take advantage of market conditions, the availability of more favorable financing, and opportunities for strategic transactions and growth.

The Board has not approved any plans or proposals to issue the additional authorized shares of common stock resulting from the Authorized Shares Amendment that would become authorized for issuance if this proposal is approved and is implemented. The Board desires to have the shares available to provide additional flexibility to use our common stock for financing and general corporate purposes in the future. We may use some of the additional authorized shares for a capital raising transaction if we have an appropriate opportunity. If the authorization of an increase in the available common stock is postponed until the foregoing specific needs arise, the delay and expense incident to obtaining approval of the stockholders at that time could impair our ability to meet our objectives.
If Proposal 1 is not approved by our stockholders, our financing alternatives may be limited by the lack of sufficient unissued and unreserved authorized shares of common stock, and stockholder value may be harmed by this limitation. In addition, our success also depends in part on our continued ability to attract, retain and motivate highly qualified management and key personnel, and if Proposal 1 is not approved by our stockholders, the lack of unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve Proposal 1, we may not be able to access the capital markets, complete corporate collaborations or partnerships, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.
Effects of the Authorized Shares Amendment
The additional common stock to be authorized by adoption of the Authorized Shares Amendment would have rights identical to our currently outstanding common stock. Adoption of the Authorized Shares Amendment would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of the earnings per share, if any, book value per share, and voting power and percentage interest of the current holders of common stock, some of whom have preemptive rights to subscribe for additional shares that we may issue, in each case to the extent that any additional shares of common stock are ultimately issued out of the increase in authorized shares proposed in the Authorized Shares Amendment. The proposed increase in the number of authorized shares of common stock will not, by itself, have an immediate dilutive effect on our current stockholders. However, if Proposal 1 is approved, unless otherwise required by applicable law or stock exchange rules, the Board will be able to issue the additional shares of common stock from time to time in its discretion without further action or authorization by the stockholders. The newly authorized shares of common stock would be issuable for any proper corporate purpose, including capital raising transactions of equity or convertible debt securities, the establishment of collaborations or other strategic agreements, stock splits, stock dividends, issuance under current or future equity incentive plans, future acquisitions, investment opportunities, or for other corporate purposes.
Potential Anti-Takeover Effect
An increase in the number of authorized but unissued shares of common stock relative to the number of outstanding shares of common stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the Authorized Shares Amendment might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of the Board to issue common stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional common stock would dilute the voting power of the common stock then outstanding. Our common stock could also be issued to purchasers who would support the Board in opposing a takeover bid which our Board determines not to be in our best interests and those of our stockholders. In addition to the Authorized Shares Amendment, the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws also include other provisions that may have an anti-takeover effect. These provisions, among other things, permit our Board to issue preferred stock with rights senior to those of the common stock without any further vote or action by the stockholders, provide that special meetings of stockholders may only be called by the Board and some of our officers, and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporation actions and may delay or discourage a change in control. The Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the Authorized Shares Amendment is not part of any plan by the Board to recommend or implement a series of anti-takeover measures.

Vote Required
Approval of the Increase in Authorized Shares of Common Stock Proposal requires “FOR” votes, cast either online by virtual attendance of the Special Meeting or by proxy, of a majority of the outstanding shares of our common stock. Abstentions will have the same effect as an “against” vote on this proposal. As noted above, the NYSE has informed us this proposal should be considered a “routine” matter and, as a result, we do not expect there to be any broker non-votes on this proposal. If, however, a broker non-vote occurs (or if your shares are not affirmatively voted in favor of this proposal for any other reason), it will have the same effect as an “against” vote on this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK PROPOSAL (PROPOSAL 1).

PROPOSAL 2
APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES
General
If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1 or if there are insufficient votes to constitute a quorum, our proxy holders may move to adjourn the Special Meeting at that time in order to enable the Board to solicit additional proxies.
In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting to another time and place, if necessary or appropriate (as determined in good faith by the Board), to solicit additional proxies in the event there are not sufficient votes to approve Proposal 1. If our stockholders approve this proposal, we could adjourn the Special Meeting and any adjourned or postponed session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1, we could adjourn the Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.
If it is necessary or appropriate (as determined in good faith by the Board) to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.
Vote Required
Approval of the Adjournment Proposal requires “FOR” votes from the holders of a majority of the shares represented at the Special Meeting and entitled to vote on the subject matter. Abstentions will have the same effect as an “against” vote on this proposal. As noted above, the NYSE has informed us this proposal should be considered a “routine” matter and, as a result, we do not expect there to be any broker non-votes on this proposal. If, however, your shares are represented at the Special Meeting and your broker fails to vote your shares on this proposal, it will have no effect on this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ADJOURNMENT PROPOSAL (PROPOSAL 2).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock within 60 days of September 15, 2022 by: (i) each director; (ii) each of our named executive officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than 5% of its common stock.

The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 8,612,941 shares outstanding on September 15, 2022, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address for the following stockholders is care of: Bellicum Pharmaceuticals, Inc., 3730 Kirby Drive, Ste. 1200, Houston, Texas 77098.

	Beneficial Ownership
Beneficial Owner	Number of Shares (#)	Percent of Total (%)
Greater than 5% stockholders
Armistice Capital, LLC(2) 510 Madison Avenue, 7th Floor New York, New York 10022	932,052	10.8%
Ikarian Capital, LLC(1) 100 Crescent Court, Suite 1620 Dallas, Texas 75201	496,756	5.8%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	430,078	5.0%
Named Executive Officers and Directors
Richard A. Fair(4)	668,680	7.2%
Charity D. Scripture, MS, PharmD(5)	111,605	1.3%

James M. Daly, Director(6)	34,960	*
Stephen Davis, Director(7)	40,131	*
Reid M. Huber, Ph.D., Director(8)	41,346	*
Judith Klimovsky, Director(9)	36,352	*
Jon P. Stonehouse, Director(10)	43,906	*
All executive officers and directors as a group (7 persons)	976,980	10.3%

*    Less than one percent.
(1)    Based solely upon a Schedule 13G filed with the SEC on February 14, 2022 jointly by Ikarian Capital, LLC, a Delaware limited liability company (“Ikarian Capital”), Ikarian Healthcare Master Fund, L.P, a Cayman Islands exempted limited partnership (the “Fund”), Ikarian Healthcare Fund GP, L.P., a Delaware limited partnership (“Ikarian GP”), Chart Westcott and Neil Shahrestani (collectively referred herein as the “Reporting Persons”). Ikarian Capital is the investment manager of, and may be deemed to indirectly beneficially own securities owned by, the Fund. Ikarian GP is the general partner of, and may be deemed to indirectly beneficially own securities owned by, the Fund. Ikarian Capital is also the general partner of, and may be deemed to indirectly beneficially own, securities beneficially owned by Ikarian GP. Ikarian Capital is a sub-advisor for certain separate managed accounts (collectively, the “Managed Accounts”) and may be deemed to indirectly beneficially own securities owned by the Managed Accounts. Ikarian Capital is ultimately owned and controlled by Chart Westcott Living Trust, of which Mr. Westcott serves as the sole trustee (the “Trust”), and indirectly by Mr. Shahrestani. Accordingly, each of Mr. Westcott, as sole trustee of the Trust, and Mr. Shahrestani may be deemed to indirectly beneficially own securities beneficially owned by, Ikarian Capital. The Fund and the Managed Accounts are the record and direct beneficial owners of the securities covered herein. The Fund disclaims beneficial ownership of the shares held by the Managed Accounts.
(2)    Based solely upon a Schedule 13G filed with the SEC on February 15, 2022 jointly by Armistice Capital, LLC, and Steven Boyd. Armistice Capital Master Fund Ltd., a Cayman Islands exempted company that is an investment advisory client of Armistice Capital, LLC, has the right to receive dividends from, or the proceeds from the sale of, the reported securities.
(3)    Based solely upon a Schedule 13G filed with the SEC on February 9, 2022 by The Vanguard Group. Consists of (i) 423,130 shares of common stock over which The Vanguard Group has sole dispositive power and (ii) 6,948 shares of common stock over which The Vanguard Group has shared dispositive power.
(4)    Consists of (i) 13,012 shares of common stock and (ii) 655,668 shares of common stock subject to options exercisable by Mr. Fair within 60 days of September 15, 2022.
(5)    Consists of (i) 14,587 shares of common stock and (ii) 97,018 shares of common stock subject to options exercisable by Dr. Scripture within 60 days of September 15, 2022.
(6)    Consists of (i) 14,377 shares of common stock and (ii) 20,583 shares of common stock subject to options exercisable by Mr. Daly within 60 days of September 15, 2022.
(7)    Consists of (i) 18,715 shares of common stock and (ii) 21,416 shares of common stock subject to options exercisable by Mr. Davis within 60 days of September 15, 2022.
(8)    Consists of (i) 19,494 shares of common stock and (ii) 21,852 shares of common stock subject to options exercisable by Dr. Huber within 60 days of September 15, 2022.
(9)    Consists of (i) 14,602 shares of common stock and (ii) 21,750 shares of common stock subject to options exercisable by Dr. Klimovsky within 60 days of September 15, 2022.
(10)    Consists of (i) 22,504 shares of common stock and (ii) 21,852 shares of common stock subject to options exercisable by Mr. Stonehouse within 60 days of September 15, 2022.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering individual Notices of Internet Availability of Proxy Materials in one envelope addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
For this meeting, a number of brokers with account holders who are Bellicum stockholders will be “householding” the Company’s proxy materials. Individual Notices of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address in one envelope unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a Notice of Internet Availability of Proxy Materials in a separate envelope, please notify your broker or Bellicum. Direct your written request to Bellicum Pharmaceuticals, Inc., Attn: Corporate Secretary, 3730 Kirby Drive, Suite 1200, Houston, Texas 77098 or contact Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 at 1-866-540-7095. Stockholders who currently receive multiple envelopes containing the Notice of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.
OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy accompanying the Notice to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Richard A. Fair President and Chief Executive Officer

Houston, Texas
October , 2022

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on December 4, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BLCM2022SM**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on December 4, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	
THE COMPANY NAME INC. - COMMON	
THE COMPANY NAME INC. - CLASS A	
THE COMPANY NAME INC. - CLASS B	
THE COMPANY NAME INC. - CLASS C	
THE COMPANY NAME INC. - CLASS D	
THE COMPANY NAME INC. - CLASS E	
THE COMPANY NAME INC. - CLASS F	
THE COMPANY NAME INC. - 401 K	

CONTROL # → 0000000000000000

SHARES	
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR proposals 1 and 2.

NOTE: The proxies may vote in their discretion upon any other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000582236_1 R1.0.0.39

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement are available at www.proxyvote.com

BELLICUM PHARMACEUTICALS INC
Special Meeting of Stockholders
December 5, 2022, 1:00 PM (Pacific Time)
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Richard A. Fair, with full power of substitution and power to act alone, as proxy and attorney-in-fact and hereby authorizes him to represent and vote, as provided on the reverse side, all of the shares of Common Stock of Bellicum Pharmaceuticals, Inc. (the "Company") which the undersigned is entitled to vote, and, in his best judgment, to vote upon such other business as may properly come before the Special Meeting of Stockholders of the Company to be held December 5, 2022 live via the Internet at www.virtualshareholdermeeting.com/BLCM2022SM, and any adjournments or postponements thereof, with all powers which the undersigned would possess if present at the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made but the card is signed, this proxy card will be voted FOR Proposals 1 and 2, and in the best judgment of the proxy with respect to such other business as may properly come before the meeting.

Continued and to be signed on reverse side

0000582236_2 R1.0.0.39

Appendix I

Certificate of Amendment to the Amended and Restated Certificate of Incorporation

THIRD CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
BELLICUM PHARMACEUTICALS, INC.

Bellicum Pharmaceuticals, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), hereby certifies that:

First: The name of the Company is BELLICUM PHARMACEUTICALS, INC.

Second: The date of filing of the Company’s original certificate of incorporation with the Delaware Secretary of State was July 14, 2004, under the name of Bellicum Pharmaceuticals, Inc.

Third: The Board of Directors of the Company, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions to amend its Amended and Restated Certificate of Incorporation as follows:

Article IV, Section A shall be amended and restated to read in its entirety as follows:
“The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 170,000,000 shares. 160,000,000 shares shall be Common Stock, each having a par value of $0.01. 10,000,000 shares shall be Preferred Stock, each having a par value of $0.01.”
Fourth: Thereafter pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted at a special meeting of the stockholders of the Company, in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
In Witness Whereof, the Company on has caused this Third Certificate of Amendment to be signed by its Chief Executive Officer this __ day of _________________, 2022.

Bellicum Pharmaceuticals, Inc.

By:
Name: Richard Fair Title: Chief Executive Officer